EXHIBIT N0. 10.1



                                                                 Execution Copy


          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

             SECOND AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT

         This Second Amendment to Collaboration and License Agreement (this "Second Amendment") effective as of December 6, 2002 is by and between Millennium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 75 Sidney Street, Cambridge, Massachusetts 02139 ("Millennium") and Aventis Pharmaceuticals Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at Route 202-206, P.O. Box 6800, Bridgewater, New Jersey 08807 ("Aventis").

                                  INTRODUCTION

         WHEREAS, Millennium and Aventis entered into a Collaboration and License Agreement dated as of June 22, 2000 (as previously amended, the "Collaboration Agreement");

         WHEREAS, Millennium and Aventis desire to amend certain provisions of the Collaboration Agreement to implement their mutual determination to allocate a greater proportion of their Research Program resources to the Pre-EDC Research Evaluation of Program Compounds, as contemplated by Section 2.1.1(b) of the Collaboration Agreement;

         WHEREAS, Millennium and Aventis have determined that no new Scientifically-Qualified Targets will be entered into the Research Program after December 6, 2002;

         WHEREAS, Millennium and Aventis have determined that, as of December 6, 2002, certain Scientifically-Qualified Targets that have not been designated Program Targets, and certain Program Targets, will continue to be pursued under the Research Program, and no other targets will be pursued under the Research Program after December 6, 2002;

         WHEREAS, Millennium and Aventis have determined that for those Scientifically-Qualified Targets that have not been designated Program Targets, and those Program Targets, that will continue to be pursued under the Research Program after December 6, 2002, any such target will later be removed from the Research Program if, on a target-by-target basis, the scientific milestones set forth in EXHIBIT A to this Second Amendment are not achieved by the applicable dates set forth on EXHIBIT A to this Second Amendment; and

         WHEREAS, at such time as any target is no longer being pursued in, or is removed from, the Research Program, that target will thereafter become available for exploitation outside of the Research Program in accordance with
Section 2.7.5 of the Collaboration Agreement (as amended below).

         NOW, THEREFORE, Millennium and Aventis hereby agree as follows:

                                                                 Execution Copy

         1. Article 1 of the Collaboration Agreement is hereby amended to add the following additional defined terms:

         "DESIGNATED TARGET". Designated Target means any
         Scientifically-Qualified Target that has not been designated a Program Target, or any Program Target, that, as of December 6, 2002, the Parties have agreed to continue to pursue under the Research Program. A complete list of the Designated Targets is attached as EXHIBIT B to the Second Amendment to this Agreement.

         "EDC TARGET". EDC Target means a Program Target that is modulated by an EDC Compound. The Program Targets that have reached EDC Target status as of the date of signature of the Second Amendment to this Agreement are listed on EXHIBIT E to the Second Amendment to this Agreement.

         "[**]". [**] means [**] that have the effect of increasing the costs and expenses associated with the activities contemplated by this Agreement with respect to Program Technology or Program Materials (including Scientifically-Qualified Targets and Program Targets) by [**] Dollars ($[**]) or less, but that do not (x) have the effect of [**] on such activities, or (y) have any of the results set forth in clause (1), (2) or (4) of Section 2.5.1 with respect to such Program Technology or Program Materials or the Development or Commercialization of products resulting from the use of such Program Technology or Program Materials.

         "EXEMPT TARGET". Exempt Target means any (a) [**] Exempt Target, (b) Non-Designated Exempt Target, (c) [**] Exempt Target, (d) [**] Exempt Target, (e) [**] Exempt Target, or (f) [**] Exempt Target.

         "EXTENDED DEVELOPMENT SCHEDULE DESIGNATED TARGET". Extended Development Schedule Designated Target shall have the meaning ascribed to it in
         Section 2.7.1(f).

         "NON-DESIGNATED EXEMPT TARGET". Non-Designated Exempt Target means any Scientifically-Qualified Target that has not been designated a Program Target, or any Program Target, that, as of December 6, 2002, the Parties have agreed not to continue to pursue under the Research Program. A complete list of the Non-Designated Exempt Targets is attached as EXHIBIT C to the Second Amendment to this Agreement.

         "[**] EXEMPT TARGET". [**] Exempt Target means any Designated Target
         (a) that is not a [**] Exempt Target or a [**] Exempt Target, and (b) with respect to which, as of [**], [**] with respect to a designated Lead Compound that modulates such Designated Target.

         "[**] EXEMPT TARGET". [**] Exempt Target means any Designated Target
         (a) that is not a [**] Exempt Target, a [**] Exempt Target or a [**] Exempt Target, and (b) with respect to which, as of the expiration of the Research Program Term, [**] such Designated Target has been designated.

                                                                 Execution Copy

         "[**] EXEMPT TARGET". [**] Exempt Target means any Designated Target
         (a) that is not a [**] Exempt Target, and (b) with respect to which, as of [**] pursuant to a [**] (as defined in the [**]) have not been initiated.

         "[**] EXEMPT TARGET". [**] Exempt Target means any Designated Target that, as of [**], (a) has not been used for [**], and (b) has not been designated an Extended Development Schedule Designated Target.

         "[**] EXEMPT TARGET". [**] Exempt Target means any target that has not been designated a [**] Target as of December 6, 2002.

         "SECOND AMENDMENT TO THIS AGREEMENT". The Second Amendment to this Agreement means the Second Amendment to Collaboration and License Agreement effective as of December 6, 2002 between Millennium and Aventis.

         2. Section 2.4.2 of the Collaboration Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                2.4.2 Each Party shall devote to Research Program activities, as a minimum, the number of FTEs for that Party as set forth in the then applicable Annual Research Plan. Each Party shall expend, over the course of the Research Program, substantially similar amounts in significant out-of-pocket expenditures directly related to the Research Program. All significant out-of-pocket expenditures shall either be expressly provided for in the Annual Research Plan or approved by the Joint Research Committee.

         3. The Collaboration Agreement is hereby amended by inserting the following new Section 2.5.7 immediately after Section 2.5.6 thereof:

                2.5.7 Notwithstanding anything to the contrary in Section 2.5.2, 2.5.3, 2.5.4, 2.5.5 or 2.5.6, either Party may
                       (a) include in the Research Program, without first informing the Joint Research Committee but with the other Party's prior written consent, Program Technology or Program Materials (including Scientifically-Qualified Targets and Program Targets to which only [**] relate, and (b) without first informing the Joint Research Committee but with the other Party's prior written consent, incur [**] relating to Program Technology or Program Materials previously included in the Research Program. The Parties agree that consent by email or other electronic communication is sufficient to constitute the consent under this Section 2.5.7.

         4. Section 2.7.1 of the Collaboration Agreement is hereby amended by inserting the following new clauses (e), (f), and (g) immediately following clause (d) thereto:

                (e)    Notwithstanding anything to the contrary in this Section
                       2.7.1 or elsewhere in this Agreement, (i) no
                           new [**] Targets shall be

                                                                 Execution Copy

                       designated after December 6, 2002, and (ii) neither Party shall have any obligation to make available for identification and qualification activities any [**] Exempt Target (or related data, information, material or results).

                (f) The Parties have agreed to work together to use some or all of the Designated Targets set forth on EXHIBIT D to the Second Amendment to this Agreement for [**]. Any Designated Target listed on EXHIBIT D that is not used for [**] or for [**] will automatically be designated a [**] Exempt Target.

                (g) The Parties agree to discuss in good faith, on or before [**], jointly designating for further development in the Research Program up to [**] Designated Targets that, but for such designation(s), would be [**]Exempt Target(s) as of [**] (each, an "Extended Development Schedule Designated Target"). If the Parties agree to designate any Extended Development Schedule Designated Target(s), the Parties shall document such agreement in writing and the respective dates set forth in the definitions of [**] Exempt Target, [**] Exempt Target, [**] Exempt Target and [**] Exempt Target shall, solely for the purpose of determining whether such Extended Development Schedule Designated Target(s) become Exempt Target(s), each be deemed extended by [**].

         5. Section 2.7.4(a) of the Collaboration Agreement is hereby amended by inserting the following at the end of such Section immediately prior to the final period thereof:

         ; PROVIDED, HOWEVER, that, from and after December 6, 2002, neither Party shall have the right to designate a Program Target as a Dropped Target under this Section 2.7.4(a)

         6. Section 2.7.5 of the Collaboration Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

         2.7.5 Disposition of Exempt Targets; Disposition of Targets on Research Program Expiration or Termination.
                  --------------------------------------------------------

         (a) Each Party shall have the right to exploit, both within and outside of the [**], any [**] Exempt Target. Any such exploitation by a Party shall not require the consent of, nor trigger any duty to account to, the other Party, PROVIDED HOWEVER, that no license grant by either Party is implied by this Section 2.7.5(a).

         (b)      (i)     Each Automatic Distribution Target (as that term is
                          defined in Section 2.7.5(b)(ii)) shall be deemed to be both an Aventis Single-Party Research Target and a Millennium Single-Party Research Target and its use by a Party shall be governed by the relevant provisions set forth in Section 2.7.3 and Article 7, PROVIDED, HOWEVER, that (w) the obligations set forth in Sections 2.12.3 and 2.12.4 will not apply to either
                          Party's activities using any Automatic Distribution
                          Target; (x) the [**] shall not apply to any such Automatic Distribution Target, (y) the [**] set forth in Section 8.3.3 with respect to the Commercialization of any resulting Single-Party Target Product shall only apply in the event that such Party exploits
                          Program

                                                                 Execution Copy

                          Technology Controlled by the other Party in the identification, evaluation, optimization, Development and/or Commercialization of such Single-Party Target Product, and (z) the license grants set forth in Sections 7.1.2(b), 7.1.3(b), 7.2.2(b) and 7.2.3(b)
                          shall, as they apply to any Automatic Distribution Target, be deemed to be non-exclusive license grants rather than exclusive license grants.

                  (ii) "Automatic Distribution Target" means: any (i) [**] Exempt Target, (ii) [**] Exempt Target, (iii) [**] Exempt Target, and (iv) if the Research Program is [**], other [**] Target that has not been designated a Program Target, or other Program Target with respect to which [**] pursuant to a [**] (as defined in the [**]) have not been initiated.

         (c)      (i)      With respect to any Non-Automatic Distribution Target
                           (as that term is defined in Section 2.7.5(c)(iii)), the Parties shall discuss whether they have an interest in collaborating in the conduct of further validation and drug discovery activities in the [**].
                           In the event that the Parties express such an interest, they shall negotiate in good faith in an effort to reach a final agreement regarding a collaboration with respect to such target, for a period of up [**] from the date on which the Parties acknowledge their mutual interest. If the Parties enter into a final agreement with respect to such Non-Automatic Distribution Target, such Non-Automatic
                           Distribution Target shall no longer be designated a Program Target and the rights and obligations of the Parties with respect to such Non-Automatic
                           Distribution Target ([**] (which shall be allocated to such target in the same manner as accorded
                           Single-Party Research Targets in accordance with the provisions of 2.7.3(b)) shall be governed by the terms of such final agreement and not this Agreement.

                  (ii) In the event that the Parties (A) do not have a mutual interest in collaborating with respect to any Non-Automatic Distribution Target, or (B) fail to reach a final agreement regarding a collaboration with respect to any Non-Automatic Distribution Target within the [**] period specified above, then the Non-Automatic Distribution Target shall enter a selection pool (the "Selection Pool") from which the Parties shall choose all Non-Automatic Distribution Targets ([**]) for further exploitation. The selection process shall consist of the Parties making alternating selections of the Non-Automatic Distribution Targets in the Selection Pool, as necessary to have selected all such targets (with a flip of the coin determining which Party shall make the first selection). Each Non-Automatic Distribution Target selected from the Selection Pool shall no longer be designated a Program Target but shall be deemed to be an Aventis Single-Party Research Target or a Millennium Single-Party Research Target, as the case may be. The use of any [**] Exempt Target that is selected from the Selection Pool by a Party shall be governed by the relevant provisions set forth in
                           Section 2.7.3 and Article 7, PROVIDED, HOWEVER, that
                          (1) the [**] shall not apply to any such target; and
                          (2) the

                                                                 Execution Copy

                           obligations set forth in Sections 2.12.3 and 2.12.4 will not apply to the Researching Party's activities using that [**] Exempt Target. The use of any [**] Exempt Target that is selected from the Selection Pool by a Party shall be governed by the same provisions as for a [**] Exempt Target, except that
                           (A) instead of the definition of "SPRT Compounds" contained in Section 2.7.3(b), "SPRT Compounds" will mean all Program Compounds Active against the selected [**] Exempt Target; and (B) instead of the limitation on use by the Non-Researching Party contained in the last sentence of Section 2.7.3(b), any rights of the Non-Researching Party to use such SPRT Compounds for drug discovery of Small Molecules directed to the selected [**] Exempt Target will be suspended for a period of [**] following the date on which the [**] Exempt Target is selected from the Selection Pool.

                  (iii) "Non-Automatic Distribution Target" means: (A) each Program Target that is a [**] Exempt Target or a [**] Exempt Target, and (B) if the Research Program is terminated prior to [**], any other Program Target with respect to which [**] pursuant to a [**] (as defined in the [**]) have been initiated, but that has not achieved the status of an [**] Target.

         (d) For the avoidance of doubt, nothing in this Section 2.7.5 shall affect the Parties' rights with respect to [**] Targets, [**] Compounds, or Backup Compounds. Further, nothing in this
                  Section 2.7.5 shall affect planned or ongoing [**] or [**] intended to [**] pursuant to Section 3.9.1.

         7. Section 2.8.3 of the Collaboration Agreement is hereby amended by deleting "or" from the end of clause (e) thereto, by deleting the period at the end of clause (f) thereto and inserting "; or" in its place, and by inserting the following new clause (g) immediately following clause (f) thereto:

                  (g) where such activity is undertaken by a Party with respect to an Exempt Target to the extent otherwise permitted by the provisions of this Agreement.

         8. Section 2.10.3 of the Collaboration Agreement is hereby amended by deleting "[**]" from the third line thereof and inserting "[**]" in place of such deleted text.

         9. Section 2.10.4 of the Collaboration Agreement is hereby amended by
(a) deleting "[**]" from the third line thereof and inserting "[**]" in place of such deleted text, and (b) deleting "and (b) Aventis" from the fifth line thereof and inserting the following in place of such deleted text:

                  or (b) Aventis does exercise the GT Option or the Vaccine Option within the [**] option period for the GT Option or the Vaccine Option, but Aventis

         10. Section 2.11.3 of the Collaboration Agreement is hereby amended by deleting "[**]" from the third line thereof and inserting "[**]" in place of such deleted text.

                                                                 Execution Copy

         11. Section 2.11.4 of the Collaboration Agreement is hereby amended by
(a) deleting "[**]" from the third line thereof and inserting "[**]" in place of such deleted text, and (b) deleting "and (b) Millennium" from the sixth line thereof and inserting the following in place of such deleted text:

                  or (b) Millennium does exercise the Antibody Option or the Diagnostic Option within the [**] option period for the Antibody Option or the Diagnostic Option, but Millennium

         12. Continuing Effect. Except as otherwise specifically set forth herein, all terms and conditions of the Collaboration Agreement remain in full force and effect.

         13. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

                                                                 Execution Copy


         IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed as of the date first set forth above.

                               AVENTIS PHARMACEUTICALS INC.

                               By:     /s/Thomas Hofstaetter

                               Name:   Dr. Thomas Hofstaetter

                               Title:  Sr. VP, Corporate Development

                               Date:   4/22/03

                               MILLENNIUM PHARMACEUTICALS, INC.

                               By:     /s/Kenneth M. Bate

                               Name:   Kenneth M. Bate

                               Title:  CFO - VP

                               Date:   4/19/03

                                                                 Execution Copy

                                    EXHIBIT A

                  Scientific Milestones for Designated Targets
                  --------------------------------------------


     Date                                        Milestone
     ----                                        ---------

On or before [**]                           The Designated Targets [**].

On or before [**]                           A [**] have been initiated.

On or before [**]                           A [**] have been initiated.

On or before expiration of the              An [**]
Research Program Term                       has been designated.

                                                                 Execution Copy



                                    EXHIBIT B

                               Designated Targets
                               ------------------

     Origin
("M" = Millennium     Target      SQT Date        Program
 "A" = Aventis)                                   Target Date

        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]

                                                                 Execution Copy

 Origin
("M" = Millennium     Target      SQT Date        Program
 "A" = Aventis)                                   Target Date
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]
        A             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        M             [**]        [**]            [**]
        A             [**]        [**]            [**]

                                                                 Execution Copy

                                    EXHIBIT C

                          Non-Designated Exempt Targets
                          -----------------------------

    Origin
    ("M" =              Target            SQT Date         Program Target
 Millennium                                                    Date
"A" = Aventis)
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
       JOINT              [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]

                                                                 Execution Copy


 Origin
    ("M" =              Target            SQT Date         Program Target
 Millennium                                                    Date
"A" = Aventis)

         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         M                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]
         A                [**]              [**]               [**]

                                                                 Execution Copy

                                    EXHIBIT D

                        Designated Targets Identified for
                   Potential Use in High Throughput Screening
                             Prior to June 30, 2003
                   ------------------------------------------

  Origin
  ("M" =             Target   SQT Date     Program
 Millennium                               Target Date
"A" = Aventis)
        A             [**]      [**]         [**]
        M             [**]      [**]         [**]
        M             [**]      [**]         [**]
        A             [**]      [**]         [**]
        M             [**]      [**]         [**]

                                                                 Execution Copy

                                    EXHIBIT E

                                   EDC Targets
                                   -----------
[**]